                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                            January 16, 2009
                            ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated January 15, 2009



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On January 15, 2009 Westamerica Bancorporation announced their earnings for the fourth quarter of 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
January 16, 2009

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-12
                         January 15, 2009

FOR IMMEDIATE RELEASE
January 15, 2009



WESTAMERICA BANCORPORATION REPORTS
QUARTERLY AND ANNUAL EARNINGS

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported net income for the fourth quarter 2008 of $20.8 million, or diluted earning per share (EPS) of $0.71. Fourth quarter 2008 results include "other than temporary impairment" securities losses of $1.9 million net of tax, which reduced EPS by $0.07. In the prior year's fourth quarter, Westamerica reported net income of $21.8 million, or EPS of $0.74. Fourth quarter 2007 results include a $2.3 million litigation expense for Westamerica's proportionate share of Visa's litigation exposure and a $700 thousand income tax refund. The expense for Visa litigation and the income tax refund combined to reduce net income by $590 thousand, or EPS by $0.02.

"Our net interest margin increased to 5.44 percent in the fourth quarter 2008, compared to 5.19 percent in the third quarter 2008. The margin improvement was in large part due to declining short-term interest rates, which allowed us to reduce our cost of funds. Our credit quality remains relatively healthy in the recessionary economy. Our total non-performing assets were $14.3 million at December 31, 2008, compared to $13.4 million at September 30, 2008. Our $44.5 million reserve for loan losses at December 31, 2008 compares favorably to net loan losses of $10.7 million for all of 2008," said Chairman, President and CEO David Payne. "We are pleased to report a 21 percent annualized return on our shareholders' equity for the fourth quarter 2008," continued Payne.

Westamerica reported net income for the year ended December 31, 2008 of $59.8 million, or EPS of $2.04, compared to net income of $89.8 million and EPS of $2.98 for 2007. Results for 2008 include gains from the VISA initial public offering, securities losses on FHLMC and FNMA preferred stock, and a $1 million tax benefit from adjusting 2007 tax estimates to the filed tax return which combined to reduce net income by $30.7 million and EPS by $1.05. Results for 2007 include the $2.3 million expense for Visa litigation, the $700 thousand income tax refund, and life insurance proceeds of $822 thousand which combined to increase net income by $200 thousand.

Net interest income on a fully taxable equivalent basis was $49.9 million in the fourth quarter of 2008 compared to $48.7 million in the prior quarter and $46.8 million in the same quarter a year ago. The fourth quarter 2008 net interest margin on a fully taxable equivalent basis was 5.44 percent, compared to 5.19 percent for the previous quarter and 4.53 percent for the fourth quarter of 2007. For the full year 2008, net interest income and the net interest margin on a fully taxable equivalent basis were $196.3 million and 5.13 percent, compared to $185.3 million and 4.40 percent, respectively, for 2007.

The provision for credit losses was $900 thousand for the fourth quarter of 2008, compared to $600 thousand for the previous quarter and $475 thousand for the year ago quarter. The increase in the provision for credit losses in the fourth quarter 2008 reflects Management's assessment of credit risk for the Company.

Non-interest income in the fourth quarter of 2008 totaled $9.9 million, compared to $14.7 million for the year ago quarter. The reduction from the year ago quarter was due to $3.3 million in securities losses, lower merchant credit card fees, and lower official check fees.

Non-interest expense for the fourth quarter of 2008 totaled $26.2 million compared to $25.2 million in the prior quarter and $27.2 million in the year ago quarter. The increase from the prior quarter is primarily attributable to higher professional fees and operational losses. The reduction in non-interest expense from the year ago quarter is primarily attributable to the Visa litigation charge recorded in the fourth quarter 2007, offset in part by higher personnel costs and professional fees in the fourth quarter 2008.

For the full year 2008, non-interest expense was $100.8 million compared to $101.4 million for 2007. Non-interest expense was increased $2.3 million in 2007 with the recognition of Westamerica's proportionate share of Visa's litigation exposure, and reduced $2.3 million in 2008 upon Visa's funding of a litigation settlement escrow. Operating expenses increased approximately $4.0 million in 2008 compared to 2007 primarily due to higher personnel, data processing, and professional fees, offset in part by lower amortization of identifiable intangible assets.

Shareholders' equity was $410 million at December 31, 2008 increased from $395 million at December 31, 2007. At December 31, 2008, the equity-to-asset ratio was 10.2 percent, increased from 8.7 percent at December 31, 2007. At December 31, 2008, the Company's assets totaled $4.0 billion and loans outstanding totaled $2.4 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 86 branches throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
       Westamerica Bancorporation
       Robert A. Thorson - SVP & Chief Financial Officer
       707-863-6840


FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2008 and Form 10-K for the year ended December 31, 2007, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                       #######

WESTAMERICA BANCORPORATION      Public Information January 15, 2009
FINANCIAL HIGHLIGHTS
December 31, 2008

1. Net Income Summary.


                                (dollars in thousands except per-share amounts)
                                                          ^Q4'08 /                Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Net Interest Income (Fully       $49,850     $46,812         6.5%    $48,693         2.4%   $196,257    $185,348         5.9%
      Taxable Equivalent)
 2 Provision for Loan Losses            900         475       n/m           600        50.0%      2,700         700         n/m
 3 Noninterest Income:
 4 Net Losses From Equity            (3,269)          0       n/m       (41,206)        n/m     (56,955)          0         n/m
      Securities
 5 Other                             13,177      14,657       -10.1%     13,707        -3.9%     54,899      59,278        -7.4%
                                ------------------------            ------------            ------------------------
 6 Total Noninterest Income           9,908      14,657       n/m       (27,499)        n/m      (2,056)     59,278         n/m
 7 Noninterest Expense:
 8 VISA Litigation                        0       2,338       n/m             0         n/m      (2,338)      2,338         n/m
 9 Other                             26,166      24,868         5.2%     25,203         3.8%    103,099      99,090         4.0%
                                ------------------------            ------------            ------------------------
10 Total Noninterest Expense         26,166      27,206        -3.8%     25,203         3.8%    100,761     101,428        -0.7%
                                ------------------------            ------------            ------------------------
11 Income (Loss) Before Taxes        32,692      33,788        -3.2%     (4,609)        n/m      90,740     142,498       -36.3%
      (FTE)
12 Income Tax Provision              11,882      11,956        -0.6%     (4,653)        n/m      30,905      52,722       -41.4%
      (Benefit)(FTE)            ------------------------            ------------            ------------------------
13 Net Income                       $20,810     $21,832        -4.7%        $44         n/m     $59,835     $89,776       -33.4%
                                ========================            ============            ========================

14 Average Shares Outstanding        28,884      29,213        -1.1%     28,908        -0.1%     28,892      29,753        -2.9%
15 Diluted Average Shares            29,218      29,575        -1.2%     29,273        -0.2%     29,273      30,165        -3.0%
      Outstanding
16 Operating Ratios:
17   Basic Earnings Per Share         $0.72       $0.75        -4.0%      $0.00         n/m       $2.07       $3.02       -31.5%
18   Diluted Earnings Per Share        0.71        0.74        -4.1%       0.00         n/m        2.04        2.98       -31.5%
19   Return On Assets                  2.04%       1.90%                   0.00%                   1.42%       1.93%
        (annualized)
20   Return On Equity                  20.6%       21.7%                    0.0%                   14.8%       22.1%
        (annualized)
21   Net Interest Margin (FTE)         5.44%       4.53%                   5.19%                   5.13%       4.40%
        (annualized)
22   Efficiency Ratio (FTE)            43.8%       44.3%                    n/m                    51.9%       41.5%

23 Dividends Paid Per Share           $0.35       $0.34         2.9%      $0.35         0.0%      $1.39       $1.36         2.2%
24 Dividend Payout Ratio                 49%         46%                    n/m                      68%         46%



2. Net Interest Income.


                                (dollars in thousands)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income (FTE)    $54,442     $63,295       -14.0%    $56,131        -3.0%   $229,500    $257,903       -11.0%
 2 Interest Expense                   4,592      16,483       -72.1%      7,438       -38.3%     33,243      72,555       -54.2%
                                ------------------------            ------------            ------------------------
 3 Net Interest Income (FTE)        $49,850     $46,812         6.5%    $48,693         2.4%   $196,257    $185,348         5.9%
                                ========================            ============            ========================

 4 Average Earning Assets        $3,654,966  $4,124,196       -11.4% $3,745,058        -2.4% $3,822,665  $4,213,511        -9.3%
 5 Average Interest-Bearing       2,425,928   2,830,235       -14.3%  2,486,659        -2.4%  2,568,016   2,905,370       -11.6%
      Liabilities
 6 Yield on Earning Assets (FTE)       5.94%       6.11%                   5.98%                   6.00%       6.12%
        (annualized)
 7 Cost of Funds (annualized)          0.50%       1.58%                   0.79%                   0.87%       1.72%
 8 Net Interest Margin (FTE)           5.44%       4.53%                   5.19%                   5.13%       4.40%
        (annualized)
 9 Interest Expense/Interest-Bearing
     Liabilities (annualized)          0.75%       2.30%                   1.19%                   1.29%       2.50%
10 Net Interest Spread (FTE)           5.19%       3.81%                   4.79%                   4.71%       3.62%
        (annualized)



3. Loans & Other Earning Assets.


                                (average volume, dollars in thousands)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Total Assets                  $4,053,295  $4,556,715       -11.0% $4,137,232        -2.0% $4,219,763  $4,641,460        -9.1%
 2 Total Earning Assets           3,654,966   4,124,196       -11.4%  3,745,058        -2.4%  3,822,665   4,213,511        -9.3%
 3 Total Loans                    2,399,741   2,496,403        -3.9%  2,414,317        -0.6%  2,432,556   2,511,763        -3.2%
 4   Commercial Loans               586,245     615,093        -4.7%    597,176        -1.8%    602,316     620,841        -3.0%
 5   Commercial Real Estate         819,645     864,464        -5.2%    830,001        -1.2%    835,925     879,952        -5.0%
        Loans
 6   Consumer Loans                 993,851   1,016,846        -2.3%    987,140         0.7%    994,315   1,010,970        -1.6%
 7 Total Investment Securities    1,255,225   1,627,793       -22.9%  1,330,741        -5.7%  1,390,109   1,701,748       -18.3%
 8   Available For Sale             299,494     569,832       -47.4%    359,220       -16.6%    402,131     593,898       -32.3%
        (Market Value)
 9   Held To Maturity               955,731   1,057,961        -9.7%    971,521        -1.6%    987,978   1,107,850       -10.8%
10       HTM Unrealized Gain            885       4,134       n/m       (15,042)        n/m         885       4,134         n/m
            (Loss) at Period-End

11 Loans / Deposits                    77.0%       75.1%                   76.5%                   76.8%       74.5%


WESTAMERICA BANCORPORATION      Public Information January 15, 2009
FINANCIAL HIGHLIGHTS
December 31, 2008

4. Deposits &  Other Interest-Bearing Liabilities.


                                (average volume, dollars in thousands)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Total Deposits                $3,115,989  $3,325,154        -6.3% $3,154,340        -1.2% $3,166,450  $3,371,853        -6.1%
 2   Noninterest Demand           1,167,490   1,258,496        -7.2%  1,172,953        -0.5%  1,181,679   1,262,723        -6.4%
 3   Interest-Bearing               533,746     546,485        -2.3%    539,286        -1.0%    541,727     569,286        -4.8%
        Transaction
 4   Savings                        742,897     805,321        -7.8%    764,535        -2.8%    759,829     826,336        -8.0%
 5   Time greater than $100K        479,207     512,610        -6.5%    484,396        -1.1%    489,326     503,469        -2.8%
 6   Time less than $100K           192,649     202,242        -4.7%    193,170        -0.3%    193,889     210,039        -7.7%
 7 Total Short-Term Borrowings      450,778     726,783       -38.0%    470,109        -4.1%    549,438     759,390       -27.6%
 8   Fed Funds Purchased            325,275     544,640       -40.3%    342,338        -5.0%    411,488     596,711       -31.0%
 9   Other Short-Term Funds         125,503     182,143       -31.1%    127,771        -1.8%    137,950     162,679       -15.2%
10 Long-Term Debt                    26,651      36,794       -27.6%     35,163       -24.2%     33,807      36,850        -8.3%
11 Shareholders' Equity             401,598     398,703         0.7%    412,133        -2.6%    405,076     406,028        -0.2%

12 Demand Deposits / Total             37.5%       37.8%                   37.2%                   37.3%       37.4%
      Deposits
13 Transaction & Savings               78.4%       78.5%                   78.5%                   78.4%       78.8%
     Deposits / Total Deposits



5. Interest Yields Earned & Rates Paid.


                                (dollars in thousands)
                                               Q4'08                                           Q4'07
                                ------------------------------------   Q3'08    ------------------------------------
                                  Average     Income/     Yield */    Yield*/     Average     Income/     Yield*/
                                   Volume     Expense       Rate        Rate       Volume     Expense       Rate
                                ------------------------------------------------------------------------------------
 1 Interest & Fees Income Earned
 2   Total Earning Assets (FTE)  $3,654,966     $54,442        5.94%       5.98% $4,124,196     $63,295        6.11%
 3   Total Loans (FTE)            2,399,741      37,063        6.14%       6.24%  2,496,403      41,389        6.58%
 4     Commercial Loans (FTE)       586,245       9,123        6.19%       6.64%    615,093      11,986        7.73%
 5     Commercial Real Estate       819,645      14,471        7.02%       6.96%    864,464      15,492        7.11%
          Loans
 6     Consumer Loans               993,851      13,469        5.39%       5.39%  1,016,846      13,911        5.43%
 7   Total Investment Securities  1,255,225      17,379        5.54%       5.49%  1,627,793      21,906        5.38%
        (FTE)
 8 Interest Expense Paid
 9   Total Earning Assets         3,654,966       4,592        0.50%       0.79%  4,124,196      16,483        1.58%
10   Total Interest-Bearing       2,425,928       4,592        0.75%       1.19%  2,830,235      16,483        2.30%
        Liabilities
11   Total Interest-Bearing       1,948,499       3,571        0.73%       1.00%  2,066,658       9,126        1.75%
        Deposits
12     Interest-Bearing             533,746         252        0.19%       0.26%    546,485         515        0.37%
          Transaction
13     Savings                      742,897         763        0.41%       0.55%    805,321       1,636        0.81%
14     Time less than $100K         192,649       1,065        2.20%       2.47%    202,242       1,716        3.37%
15     Time greater than $100K      479,207       1,491        1.24%       1.94%    512,610       5,259        4.07%
16   Total Short-Term Borrowings    450,778         598        0.52%       1.63%    726,783       6,779        3.65%
17     Fed Funds Purchased          325,275         415        0.50%       1.95%    544,640       6,341        4.56%
18     Other Short-Term Funds       125,503         183        0.58%       0.77%    182,143         438        0.95%
19   Long-Term Debt                  26,651         423        6.34%       5.96%     36,794         578        6.29%

20 Net Interest Income and Margin (FTE)         $49,850        5.44%       5.19%                $46,812        4.53%
   * Annualized



6. Noninterest Income.


                                (dollars in thousands except per share amounts)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Service Charges on Deposit        $7,383      $7,422        -0.5%     $7,555        -2.3%    $29,762     $30,235        -1.6%
      Accounts
 2 Merchant Credit Card Income        2,623       2,817        -6.9%      2,611         0.4%     10,525      10,841        -2.9%
 3 ATM Fees & Interchange               685         709        -3.4%        756        -9.4%      2,923       2,824         3.5%
 4 Debit Card Fees                      917         972        -5.6%        970        -5.4%      3,769       3,797        -0.7%
 5 Financial Services Commission        141         265       -46.8%        186       -24.3%        830       1,321       -37.2%
 6 Mortgage Banking Income               19          32       -41.8%         39       -51.8%        125         124         0.5%
 7 Trust Fees                           255         303       -15.9%        293       -13.0%      1,227       1,281        -4.2%
 8 Other Income                       1,154       2,137       -46.0%      1,297       -11.0%      5,738       8,855       -35.2%
                                ------------------------            ------------            ------------------------
 9 Sub-total                         13,177      14,657       -10.1%     13,707        -3.9%     54,899      59,278        -7.4%
10 Net Losses From Equity            (3,269)          0       n/m       (41,206)        n/m     (56,955)          0         n/m
      Securities                ------------------------            ------------            ------------------------
11 Total Noninterest Income          $9,908     $14,657       -32.4%   ($27,499)        n/m     ($2,056)    $59,278         n/m
                                ========================            ============            ========================
12 Operating Ratios:
13    Total Revenue (FTE)           $59,758     $61,469        -2.8%    $21,194       182.0%   $194,201    $244,626       -20.6%
14    Noninterest Income /             16.6%       23.8%                    n/m                     n/m        24.2%
         Revenue (FTE)
15    Service Charges / Average        0.94%       0.89%                   0.95%                   0.94%       0.90%
         Deposits (annualized)
16    Total Revenue Per Average       $8.23       $8.35        -1.4%      $2.92       182.2%      $6.72       $8.22       -18.2%
         Share (annualized)


WESTAMERICA BANCORPORATION      Public Information January 15, 2009
FINANCIAL HIGHLIGHTS
December 31, 2008

7. Noninterest Expense.


                                (dollars in thousands)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Salaries & Benefits              $12,823     $12,366         3.7%    $12,621         1.6%    $51,492     $50,142         2.7%
 2 Occupancy                          3,405       3,386         0.6%      3,465        -1.7%     13,703      13,346         2.7%
 3 Equipment                            976         934         4.5%        903         8.1%      3,801       4,302       -11.7%
 4 Data Processing                    2,117       2,202        -3.8%      2,098         0.9%      8,440       7,069        19.4%
 5 Courier                              835         845        -1.2%        835         0.0%      3,322       3,404        -2.4%
 6 Postage                              346         391       -11.6%        369        -6.3%      1,487       1,602        -7.2%
 7 Telephone                            344         343         0.4%        342         0.7%      1,368       1,398        -2.2%
 8 Professional Fees                    920         534        72.3%        485        89.7%      2,624       1,889        38.9%
 9 Stationery & Supplies                334         365        -8.6%        272        22.7%      1,170       1,271        -8.0%
10 Loan Expense                         258         195        32.5%        246         4.8%        911         750        21.4%
11 Operational Losses                   352         234        50.3%        113       210.0%        845         793         6.6%
12 Amortization of Identifiable         788         893       -11.7%        788         0.0%      3,221       3,653       -11.8%
      Intangibles
13 Other Operating                    2,668       2,180        22.4%      2,666         0.1%     10,715       9,471        13.1%
                                ------------------------            ------------            ------------------------
14 Sub-total                         26,166      24,868         5.2%     25,203         3.8%    103,099      99,090         4.0%
15 VISA Litigation                        0       2,338       n/m             0         n/m      (2,338)      2,338         n/m
                                ------------------------            ------------            ------------------------
16 Total Noninterest Expense        $26,166     $27,206        -3.8%    $25,203         3.8%   $100,761    $101,428        -0.7%
                                ========================            ============            ========================

17 Full Time Equivalent Staff           886         868         2.1%        899        -1.4%        891         887         0.5%
18 Average (Avg.) Assets /           $4,575      $5,250       -12.9%     $4,602        -0.6%     $4,736      $5,233        -9.5%
       Full Time Equivalent Staff
19 Operating Ratios:
20    FTE Revenue / Full Time          $268        $281        -4.6%        $94       185.1%       $218        $276       -21.0%
         Equiv. Staff (annualized)
21    Noninterest Expense / Avg.       2.85%       2.62%                   2.68%                   2.64%       2.41%
         Earning Assets (annualized)
22    Noninterest Expense /            43.8%       44.3%                    n/m                    51.9%       41.5%
         FTE Revenues



8. Provision for Loan Losses.


                                (dollars in thousands)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Provision for Loan Losses           $900        $475       n/m          $600        50.0%     $2,700        $700         n/m
 2 Gross Loan Losses                  6,881       1,162       492.2%      1,786       285.3%     12,413       5,681       118.5%
 3 Net Loan Losses                    6,527         907       619.6%      1,467       344.9%     10,736       3,524       204.7%
 4 Recoveries / Gross                     5%         22%                     18%                     14%         38%
      Loan Losses
 5 Average (Avg.) Total Loans    $2,399,741  $2,496,403        -3.9% $2,414,317        -0.6% $2,432,556  $2,511,763        -3.2%
 6 Net Loan Losses / Avg. Loans        1.08%       0.14%                   0.24%                   0.44%       0.14%
      (annualized)
 7 Provision for Loan Losses /         0.15%       0.08%                   0.10%                   0.11%       0.03%
      Avg. Loans (annualized)
 8 Provision for Loan Losses /         13.8%       52.4%                   40.9%                   25.1%       19.9%
      Net Loan Losses



9. Credit Quality.


                                (dollars in thousands)
                                                         12/31/08 /              12/31/08 /
                                  12/31/08    12/31/07    12/31/07    9/30/08     9/30/08     6/30/08     3/31/08     9/30/07
                                ------------------------------------------------------------------------------------------------
 1 Nonperforming Nonaccrual Loans    $8,883      $3,164       180.8%    $12,132       -26.8%    $11,713      $3,728      $3,132
   Nonperforming Nonaccrual
 2    Loans                           1,143       1,688       -32.3%         73      1465.8%         28       1,652       1,695
                                ------------------------            ------------            ------------------------------------
 3 Total Nonaccrual Loans            10,026       4,852       106.6%     12,205       -17.9%     11,741       5,380       4,827
 4 Accruing Loans 90+ Days              755         297       154.2%        363       108.0%        254         268         251
      Past Due                  ------------------------            ------------            ------------------------------------
 5 Total Nonperforming Loans         10,781       5,149       109.4%     12,568       -14.2%     11,995       5,648       5,078
 6 Repossessed Loan Collateral        3,505         613       n/m           814         n/m         920         954         613
 7 Total Nonperforming Loans &  ------------------------            ------------            ------------------------------------
 8     Repossessed Loan             $14,286      $5,762       147.9%    $13,382         6.8%    $12,915      $6,602      $5,691
          Collateral            ========================            ============            ====================================
 9 Classified Loans                 $34,028     $24,419        39.4%    $38,070       -10.6%    $33,546     $33,303     $21,403
                                ========================            ============            ====================================

10 Allowance for Loan Losses        $44,470     $52,506       -15.3%    $50,097       -11.2%    $50,964     $52,234     $52,938
11 Total Loans Outstanding        2,382,426   2,502,976        -4.8%  2,408,704        -1.1%  2,431,011   2,448,320   2,511,374
12 Total Assets                   4,032,934   4,558,959       -11.5%  4,089,482        -1.4%  4,188,868   4,342,302   4,657,016

13 Allowance for Loan Losses /         1.87%       2.10%                   2.08%                   2.10%       2.13%       2.11%
      Total Loans
14 Nonperforming Loans /               0.45%       0.21%                   0.52%                   0.49%       0.23%       0.20%
      Total Loans
15 Nonperforming Loans & Repossessed
16     Loan Collateral /               0.35%       0.13%                   0.33%                   0.31%       0.15%       0.12%
          Total Assets
17 Allowance/Nonperforming Loans        412%       1020%                    399%                    425%        925%       1042%
18 Allowance for Loan Losses /          131%        215%                    132%                    152%        157%        247%
      Classified Loans
19 Classified Loans /
20   (Equity + Allowance for            7.5%        5.5%                    8.5%                    7.3%        7.4%        4.7%
        Loan Losses)


WESTAMERICA BANCORPORATION      Public Information January 15, 2009
FINANCIAL HIGHLIGHTS
December 31, 2008

10.Capital.


                                (dollars in thousands, except per-share amounts)
                                                         12/31/08 /              12/31/08 /
                                  12/31/08    12/31/07    12/31/07    9/30/08     9/30/08     6/30/08     3/31/08     9/30/07
                                ------------------------------------------------------------------------------------------------
 1 Shareholders' Equity            $409,852    $394,603         3.9%   $399,128         2.7%   $410,445    $399,109    $403,651
 2 Tier I Regulatory Capital        288,859     278,970         3.5%    278,117         3.9%    290,864     283,768     283,015
 3 Total Regulatory Capital         324,455     318,089         2.0%    314,023         3.3%    327,631     321,819     322,598

 4 Total Assets                   4,032,934   4,558,959       -11.5%  4,089,482        -1.4%  4,188,868   4,342,302   4,657,016
 5 Risk-Adjusted Assets           2,758,866   2,986,737        -7.6%  2,790,304        -1.1%  2,845,553   2,914,007   3,017,668

 6 Shareholders' Equity /             10.16%       8.66%                   9.76%                   9.80%       9.19%       8.67%
      Total Assets
 7 Shareholders' Equity /             17.20%      15.77%                  16.57%                  16.88%      16.30%      16.07%
      Total Loans
 8 Tier I Capital /Total Assets        7.16%       6.12%                   6.80%                   6.94%       6.53%       6.08%
 9 Tier I Capital  /                  10.47%       9.33%                   9.97%                  10.22%       9.74%       9.38%
     Risk-Adjusted Assets
10 Total Capital / Risk-Adjusted      11.76%      10.64%                  11.25%                  11.51%      11.04%      10.69%
     Assets
11 Tangible Equity Ratio               7.01%       5.76%                   6.62%                   6.71%       6.18%       5.82%
12 Shares Outstanding                28,880      29,018        -0.5%     28,895        -0.1%     28,889      28,772      29,378
13 Book Value Per Share              $14.19      $13.60         4.4%     $13.81         2.7%     $14.21      $13.87      $13.74
14 Market Value Per Share            $51.15      $44.55        14.8%     $57.53       -11.1%     $52.59      $52.60      $49.81



15 Share Repurchase Programs


                                (shares in thousands)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
16 Total Shares Repurchased /            16         491       -96.8%        108       -85.4%        719       1,886       -61.9%
      Canceled
17   Average Repurchase Price        $50.74      $44.88        13.1%     $50.10         1.3%     $49.83      $46.18         7.9%
18 Net Shares Repurchased                15         360       n/m            (6)        n/m         138       1,529       -91.0%
      (Issued)



11.Period-End Balance Sheets.


                                (unaudited, dollars in thousands)
                                                         12/31/08 /              12/31/08 /
                                  12/31/08    12/31/07    12/31/07    9/30/08     9/30/08     6/30/08     3/31/08     9/30/07
                                ------------------------------------------------------------------------------------------------
 1 Assets:
 2   Cash and Money Market         $139,224    $210,097       -33.7%   $142,678        -2.4%   $134,432    $139,957    $219,960
        Assets
 3   Investment Securities          288,454     532,821       -45.9%    304,871        -5.4%    391,028     477,686     570,086
        Available For Sale
 4   Investment Securities          949,325   1,045,288        -9.2%    962,621        -1.4%    978,298   1,016,613   1,081,009
        Held to Maturity
 5   Loans, gross                 2,382,426   2,502,976        -4.8%  2,408,704        -1.1%  2,431,011   2,448,320   2,511,374
 6   Allowance For Loan Losses      (44,470)    (52,506)      -15.3%    (50,097)      -11.2%    (50,964)    (52,234)    (52,938)
                                ------------------------            ------------            ------------------------------------
 7   Loans, net                   2,337,956   2,450,470        -4.6%  2,358,607        -0.9%  2,380,047   2,396,086   2,458,436
                                ------------------------            ------------            ------------------------------------
 8   Premises and Equipment          27,351      28,380        -3.6%     26,789         2.1%     27,460      28,031      28,666
 9   Identifiable Intangible         15,208      18,429       -17.5%     15,996        -4.9%     16,784      17,571      19,322
        Assets
10   Goodwill                       121,699     121,719        -0.0%    121,702        -0.0%    121,719     121,719     121,719
11   Interest Receivable and        153,717     151,755         1.3%    156,218        -1.6%    139,100     144,639     157,818
        Other Assets            ------------------------            ------------            ------------------------------------
12 Total Assets                  $4,032,934  $4,558,959       -11.5% $4,089,482        -1.4% $4,188,868  $4,342,302  $4,657,016
                                ========================            ============            ====================================

13 Liabilities and Shareholders' Equity:
14   Deposits:
15     Noninterest Bearing       $1,158,632  $1,245,500        -7.0% $1,173,852        -1.3% $1,195,004  $1,202,165  $1,251,572
16     Interest-Bearing             525,153     544,411        -3.5%    518,944         1.2%    527,109     542,468     549,263
          Transaction
17     Savings                      745,496     760,006        -1.9%    751,512        -0.8%    754,677     749,471     806,797
18     Time                         665,773     714,873        -6.9%    685,480        -2.9%    686,702     700,534     732,582
                                ------------------------            ------------            ------------------------------------
19   Total Deposits               3,095,054   3,264,790        -5.2%  3,129,788        -1.1%  3,163,492   3,194,638   3,340,214
                                ------------------------            ------------            ------------------------------------
20   Short-Term Borrowed Funds      457,275     798,599       -42.7%    487,973        -6.3%    514,131     635,264     815,101
21   Debt Financing and Notes        26,631      36,773       -27.6%     26,665        -0.1%     36,699      36,736      36,809
        Payable
22   Liability For Interest,         44,122      64,194       -31.3%     45,928        -3.9%     64,101      76,555      61,241
        Taxes and Other         ------------------------            ------------            ------------------------------------
23 Total Liabilities              3,623,082   4,164,356       -13.0%  3,690,354        -1.8%  3,778,423   3,943,193   4,253,365
                                ------------------------            ------------            ------------------------------------
24 Shareholders' Equity:
25   Paid-In Capital                354,674     337,201         5.2%    354,537         0.0%    351,157     339,468     337,627
26   Accumulated Other Comprehensive
27         Income (Loss)              1,040      (4,520)      n/m           551        88.9%      1,074      (3,954)       (412)
28   Retained Earnings               54,138      61,922       -12.6%     44,040        22.9%     58,214      63,595      66,436
                                ------------------------            ------------            ------------------------------------
29 Total Shareholders' Equity       409,852     394,603         3.9%    399,128         2.7%    410,445     399,109     403,651
                                ------------------------            ------------            ------------------------------------
30 Total Liabilities and         $4,032,934  $4,558,959       -11.5% $4,089,482        -1.4% $4,188,868  $4,342,302  $4,657,016
      Shareholders' Equity      ========================            ============            ====================================


WESTAMERICA BANCORPORATION      Public Information January 15, 2009
FINANCIAL HIGHLIGHTS
December 31, 2008

12.Income Statements.


                                (unaudited, dollars in thousands, except per-share amounts)
                                                          Q4'08 /                 Q4'08 /                           12/31'08YTD
                                   Q4'08       Q4'07       Q4'07       Q3'08       Q3'08    12/31'08YTD 12/31'07YTD 12/31'07YTD
                                ------------------------------------------------------------------------------------------------
 1 Interest and Fee Income:
 2   Loans                          $35,942     $40,214       -10.6%    $36,710        -2.1%   $148,659    $162,242        -8.4%
 3   Money Market Assets and              1           3       n/m             1         n/m           3           7         n/m
        Funds Sold
 4   Investment Securities            3,426       6,528       -47.5%      4,041       -15.2%     18,211      27,205       -33.1%
        Available For Sale
 5   Investment Securities           10,076      11,116        -9.4%     10,223        -1.4%     41,596      46,418       -10.4%
        Held to Maturity        ------------------------            ------------            ------------------------
 6 Total Interest Income             49,445      57,861       -14.5%     50,975        -3.0%    208,469     235,872       -11.6%
                                ------------------------            ------------            ------------------------
 7 Interest Expense:
 8   Transaction Deposits               252         515       -51.0%        346       -27.2%      1,397       2,093       -33.2%
 9   Savings Deposits                   763       1,636       -53.4%      1,048       -27.2%      4,245       6,144       -30.9%
10   Time Deposits                    2,556       6,975       -63.4%      3,566       -28.3%     15,540      29,612       -47.5%
11   Short-Term Borrowed Funds          598       6,779       -91.2%      1,954       -69.4%      9,958      32,393       -69.3%
12   Debt Financing and Notes           423         578       -26.9%        524       -19.3%      2,103       2,313        -9.1%
        Payable
                                ------------------------            ------------            ------------------------
13 Total Interest Expense             4,592      16,483       -72.1%      7,438       -38.3%     33,243      72,555       -54.2%
                                ------------------------            ------------            ------------------------
14 Net Interest Income               44,853      41,378         8.4%     43,537         3.0%    175,226     163,317         7.3%
                                ------------------------            ------------            ------------------------
15 Provision for Loan Losses            900         475       n/m           600        50.0%      2,700         700         n/m
                                ------------------------            ------------            ------------------------
16 Noninterest Income:
17   Service Charges on Deposit       7,383       7,422        -0.5%      7,555        -2.3%     29,762      30,235        -1.6%
        Accounts
18   Merchant Credit Card             2,623       2,817        -6.9%      2,611         0.4%     10,525      10,841        -2.9%
19   ATM Fees & Interchange             685         709        -3.4%        756        -9.4%      2,923       2,824         3.5%
20   Debit Card Fees                    917         972        -5.6%        970        -5.4%      3,769       3,797        -0.7%
21   Financial Services                 141         265       -46.8%        186       -24.3%        830       1,321       -37.2%
        Commissions
22   Mortgage Banking                    19          32       -41.8%         39       -51.8%        125         124         0.5%
23   Trust Fees                         255         303       -15.9%        293       -13.0%      1,227       1,281        -4.2%
24   Net Losses From Equity          (3,269)          0       n/m       (41,206)        n/m     (56,955)          0         n/m
        Securities
25   Other                            1,154       2,137       -46.0%      1,297       -11.0%      5,738       8,855       -35.2%
                                ------------------------            ------------            ------------------------
26 Total Noninterest Income           9,908      14,657       n/m       (27,499)        n/m      (2,056)     59,278         n/m
                                ------------------------            ------------            ------------------------
27 Noninterest Expense:
28   Salaries and Related            12,823      12,366         3.7%     12,621         1.6%     51,492      50,142         2.7%
        Benefits
29   Occupancy                        3,405       3,386         0.6%      3,465        -1.7%     13,703      13,346         2.7%
30   Equipment                          976         934         4.5%        903         8.1%      3,801       4,302       -11.7%
31   Data Processing                  2,117       2,202        -3.8%      2,098         0.9%      8,440       7,069        19.4%
32   Professional Fees                  920         534        72.3%        485        89.7%      2,624       1,889        38.9%
33   VISA Litigation                      0       2,338       n/m             0         n/m      (2,338)      2,338         n/m
34   Other                            5,925       5,446         8.8%      5,631         5.2%     23,039      22,342         3.1%
                                ------------------------            ------------            ------------------------
35 Total Noninterest Expense         26,166      27,206        -3.8%     25,203         3.8%    100,761     101,428        -0.7%
                                ------------------------            ------------            ------------------------
36 Income (Loss) Before              27,695      28,354        -2.3%     (9,765)        n/m      69,709     120,467       -42.1%
      Income Taxes
37 Income Tax Provision               6,885       6,522         5.6%     (9,809)        n/m       9,874      30,691       -67.8%
      (Benefit)                 ------------------------            ------------            ------------------------
38 Net Income                       $20,810     $21,832        -4.7%        $44         n/m     $59,835     $89,776       -33.4%
                                ========================            ============            ========================

39 Average Shares Outstanding        28,884      29,213        -1.1%     28,908        -0.1%     28,892      29,753        -2.9%
40 Diluted Average Shares            29,218      29,575        -1.2%     29,273        -0.2%     29,273      30,165        -3.0%
      Outstanding

41 Per Share Data:
42   Basic Earnings                   $0.72       $0.75        -4.0%      $0.00         n/m       $2.07       $3.02       -31.5%
43   Diluted Earnings                  0.71        0.74        -4.1%       0.00         n/m        2.04        2.98       -31.5%
44   Dividends Paid                    0.35        0.34         2.9%       0.35         0.0%       1.39        1.36         2.2%
